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Semiannual Report April 30, 2001

Oppenheimer
Quest Opportunity Value FundSM

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Quest Opportunity Value FundSM seeks growth of capital.

CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
9	Financial Statements
28	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 4/30/01

	Without Sales Chg.	With Sales Chg.

Class A	6.34%	0.22%

Class B	6.02	1.26

Class C	6.02	5.07

Class Y	6.53

Average Annual Total Returns*

	For the 1-Year Period Ended 4/30/01

	Without Sales Chg.	With Sales Chg.

Class A	12.82%	6.33%

Class B	12.16	7.16

Class C	12.17	11.17

Class Y	13.36

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

[PHOTO]
Bridget A. Macaskill
President Oppenheimer Quest Opportunity Value Fund

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.

     Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.

     The US bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, US Treasury bonds have also delivered positive returns this year.

     If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average US diversified actively managed equity fund performed better than the S&P 500 Index.1 The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.2

     In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market3 ; the danger of pulling out of your investments and locking in losses

1 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.

     Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

/s/ Bridget a. Macaskill

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S.Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the US Government.

1. For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of –9.83% while the S&P 500 Index generated a return of –12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.
2. For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of –29.16%. Source of data: Standard & Poor’s Micropal Inc.
3. Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.

2 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

[PHOTO]
Portfolio Management Team (l to r)
Elisa Mazen
Richard Glasebrook
(Portfolio Manager)

Q. How did Oppenheimer Quest Opportunity Value Fund perform during the six months that ended April 30, 2001?

A. Despite a challenging period for stocks, we were quite pleased that Oppenheimer Quest Opportunity Value Fund had a cumulative total return of 6.34% (without sales charge) for the six-month period ended April 30, 2001. In addition, Oppenheimer Quest Opportunity Value Fund’s Class A shares placed in the top quartile of its peer group—ranking 14 of 244, 29 of 136 and 1 of 32 in flexible portfolio funds for the one-, five- and 10-year periods ended April 30, 2001, respectively, by Lipper, Inc.1 In addition, the Fund’s Class A shares received a 4-star (****) overall rating from Morningstar, Inc. for the combined three-, five- and 10-year periods ended April 30, 2001, among 4,363, 2,683 and 847 domestic stock funds, respectively.2

Why did the market prove so challenging during the period?

Stocks in general were victimized by the slowing U.S. economy. Investors became increasingly skittish as reduced capital spending, weakening manufacturing activity, rising unemployment, mounting profit warnings and waning consumer confidence took their toll. Initially, the damage had been confined to the previously overheated technology, telecommunications and media groups. However, by period-end, negative sentiment had spilled over to most sectors of the market. The key barometers of market performance reflected this pressure as the Nasdaq

1. Source of data: Lipper, Inc. 4/30/01. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested.
2. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S.Treasury bill returns, respectively. Overall star rating is the combined 3-, 5-, and 10-year (if applicable) ratings for a fund or class and is subject to change monthly. Top 10% of rated funds received 5 stars; next 22.5% received 4 stars. The Fund’s ratings were 3 stars (3-year), 3 stars (5-year), and 5 stars (10-year),weighted 20%/30%/50% respectively. A fund’s Morningstar rating is a relative ranking of the fund within its peer group and does not necessarily mean that the fund had high total returns. Past performance does not guarantee future results.

3 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

“Close examination of key business fundamentals allowed us to uncover companies whose true value was either overlooked or unrecognized by the market.”

Composite Index declined by as much as 65% from last year’s record highs, while the Dow Jones Industrial Average and the S&P 500 Index both descended into bear market territory.

     Although Federal Reserve Chairman Alan Greenspan believed the slowdown would be short-lived, he nonetheless moved aggressively to resuscitate the slumping economy. Interest rates were lowered four times between January and April, cutting two percentage points off the Federal funds rate, a key benchmark for consumer and business lending. Lower interest rates, which increase the value of corporate profits, typically bode well for stock prices. However, March’s less-than-expected reduction proved disappointing to investors, who sent the market into a tailspin. In contrast, April’s surprise half-point cut boosted the market’s spirits, as investors looked for signs that the market’s downward trend might soon abate.

How was the Fund managed in this volatile environment?

The hallmark of our value-oriented strategy is consistency. Therefore, we stayed the course, seeking to capitalize on current market conditions. During the period, we continued to focus on high quality, well established companies with strong management, significant competitive advantages, strong balance sheets and high returns on capital. These returns provide an important measure of management’s effectiveness in building value for shareholders, which goes to the core of our investment approach. In essence, close examination of these fundamentals allowed us to uncover companies whose true value was overlooked by the market. As a result, a number of these were selling for less than what we believe they were actually worth.

     Severe volatility during the period convinced us to take a fairly defensive stance with respect to our asset allocation and security selection. At period-end, approximately 76% of Fund assets were invested in stocks, 14% in bonds and 10% in cash and cash equivalents. Stocks, our largest asset class, were

4 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Average Annual
Total Returns with
Sales Charge
For the Periods Ended 3/31/01[3]
Class A
1-Year	5-Year	10-Year

3.50%	10.48%	15.30%
Class B		Since
1-Year	5-Year	Inception

4.24%	10.93%	13.97%
Class C		Since
1-Year	5-Year	Inception

8.20%	11.21%	13.82%
Class Y		Since
1-Year	5-Year	Inception

10.30%	N/A	11.26%

selected primarily for their potential to demonstrate sustainable earnings growth and cash flow generation. Although the Fund’s sector weightings are typically by-products of our investment process, we tended to gravitate toward high quality financial services, capital goods and consumer staples stocks—areas that tend to hold up well during periods of economic uncertainty. In addition, we added modestly to our holdings in select technology stocks that, despite their leadership positions, may have been indiscriminately oversold.

Which stocks contributed most to the Fund’s performance?

While traditional value stocks, on the whole, significantly outperformed their growth counterparts, this was still very much a stock-by-stock market. Freddie Mac, a quasi-government agency that securitizes and guarantees residential mortgages, benefited as the housing market remained solid and lower interest rates bolstered refinancing activity. Integrated oil company Texaco, Inc. gained on rising oil prices and the firm’s efforts to expand exploration and production. As for detractors, aerospace giant Boeing Co. declined on fears that a weak economy would hurt commercial aircraft sales, while fast food leader McDonald’s Corp. traded lower on concerns over the spread of Mad Cow disease in Europe.

How did the Fund’s fixed income investments perform?

Our fixed income holdings consisted primarily of government agency mortgage-backed securities, which worked to the Fund’s advantage during the period. These instruments generally offered a higher income stream than comparable US Treasury securities, yet traded at more attractive valuations due to the dwindling supply of Treasuries. Mortgage-backed securities also proved compelling on a risk-adjusted basis versus Treasuries as well as corporate bonds because of their excellent credit quality.

3. See Notes on page 7 for further details.

5 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Allocation4

[GRAPH]

  Stocks 76.6%
  Bonds 13.6
  Cash Equivalents 9.8

What is your outlook for the future?

Lower interest rates will most likely improve the tone of the market, which could bode well for the reasonably valued stocks we favor. However, as the market appears to be returning to its senses following a period of unbridled euphoria, astute stock selection will be more critical than ever. With that in mind, we will continue to focus on fundamentally sound, undervalued companies whose individual merits are consistent with realistic expectations. This attention to discipline is a key reason why Oppenheimer Quest Opportunity Value Fund is an important part of The Right Way to Invest.

Top Ten Common Stock Holdings[5]

Freddie Mac	7.4%

Wells Fargo Co.	4.6

Boeing Co.	3.6

McDonald’s Corp.	3.5

M&T Bank Corp.	3.4

Texaco, Inc.	3.3

Household International, Inc.	2.7

Citigroup Inc.	2.7

Kroger Co.	2.6

ITT Industries, Inc.	2.5

Top Five Common Stock Industries[5]

Diversified Financial	13.5%

Banks	9.6

Oil: Domestic	7.0

Telecommunications: Long Distance	5.0

Healthcare/Drugs	4.7

4. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of investments.

5. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website, www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Quest Opportunity Value Fund including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life of class” return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Financials

8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS April 30,2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—76.5%

Basic Materials—3.3%

Chemicals—0.3%
Dow Chemical Co.	125,000	$4,181,250

Du Pont (E.I.) De Nemours & Co.	100,000	4,519,000

		8,700,250

Metals—1.7%
Alcan, Inc.	100,000	4,450,000

Alcoa, Inc.	1,143,700	47,349,180

		51,799,180

Paper—1.3%
Willamette Industries, Inc.	820,000	39,893,000

Capital Goods—8.2%

Aerospace/Defense—3.5%
Boeing Co.	1,775,000	109,695,000

Industrial Services—0.4%
Waste Management, Inc.	500,000	12,205,000

Manufacturing—4.3%
ITT Industries, Inc.	1,778,700	78,387,309

Minnesota Mining & Manufacturing Co.	462,900	55,089,729

		133,477,038

Communication Services—7.3%

Telecommunications: Long Distance—5.0%
Sprint Corp. (Fon Group)	2,100,000	44,898,000

Verizon Communications, Inc.	863,700	47,563,959

WorldCom, Inc.[1]	3,499,000	63,856,750

		156,318,709

Telephone Utilities—2.3%
SBC Communications, Inc.	1,700,000	70,125,000

Consumer Cyclicals—0.2%

Leisure & Entertainment—0.2%
Mattel, Inc.	400,000	6,460,000

Consumer Staples—7.9%

Broadcasting—0.5%
Clear Channel Communications, Inc.[1]	260,500	14,535,900

Entertainment—3.5%
McDonald’s Corp.	3,900,000	107,250,000

Food & Drug Retailers—3.5%
CVs Corp.	500,000	29,475,000

Kroger Co.[1]	3,537,800	79,918,902

		109,393,902

9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Household Goods—0.4%
Gillette Co.	450,000	$12,762,000

Energy—8.4%

Energy Services—1.4%
Halliburton Co.	1,000,000	43,210,000

Oil: Domestic—7.0%

Anadarko Petroleum Corp.	400,000	25,848,000

Phillips Petroleum Co.	300,000	17,880,000

Texaco, Inc.	1,400,000	101,192,000

Tosco Corp.	800,000	36,840,000

Unocal Corp.	795,000	30,337,200

USX-Marathon Group	100,000	3,196,000

		215,293,200

Financial—25.9%

Banks—9.6%
Fifth Third Bancorp	100,000	5,376,000

FleetBoston Financial Corp.	775,000	29,736,750

M&T Bank Corp.	1,487,900	106,459,245

PNC Financial Services Group	200,000	13,014,000

Wells Fargo Co.	3,007,300	141,252,881

		295,838,876

Diversified Financial—13.5%
Citigroup Inc.	1,683,333	82,735,817

Fannie Mae	290,000	23,275,400

Freddie Mac	3,469,000	228,260,200

Household International, Inc.	1,295,000	82,905,900

		417,177,317

Insurance—2.8%
American General Corp.	400,000	17,444,000

Aon Corp.	300,000	9,972,000

John Hancock Financial Services, Inc.	580,000	21,547,000

XL Capital Ltd., Cl. A	527,488	37,346,150

		86,309,150

Healthcare—4.7%

Healthcare/Drugs—4.7%
American Home Products Corp.	900,000	51,975,000

Bristol-Myers Squibb Co.	257,200	14,403,200

Lilly (Eli) & Co.	318,800	27,098,000

Merck & Co., Inc.	200,000	15,194,000

10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Shares	Market Value See Note 1

Healthcare/Drugs Continued
Pfizer, Inc.	300,000	$12,990,000

Schering-Plough Corp.	600,000	23,124,000

		144,784,200

Technology—8.1%

Computer Hardware—2.1%
Compaq Computer Corp.	1,109,700	19,419,750

Dell Computer Corp.[1]	1,580,000	41,459,200

Sun Microsystems, Inc.[1]	250,000	4,280,000

		65,158,950

Computer Software—1.9%
Microsoft Corp.[1]	200,000	13,550,000

Sabre Holdings Corp.[1]	900,002	44,874,100

		58,424,100

Communications Equipment—0.8%
Agere Systems, Inc.[1]	3,392,000	23,744,000

Electronics—3.3%
Analog Devices, Inc.[1]	650,000	30,751,500

Applied Materials, Inc.[1]	880,000	48,048,000

Texas Instruments, Inc.	625,000	24,187,500

		102,987,000

Utilities—2.5%

Electric Utilities—2.5%
Exelon Corp.	1,103,000	76,162,150

Total Common Stocks (Cost $1,788,477,847)		2,361,703,922

	Principal Amount

U.S. Government Obligations—0.1%
US Treasury Nts.:
7.50%, 5/15/02	$1,000,000	1,034,467
7.50%, 11/15/01	1,000,000	1,018,434
7.875%, 8/15/01	550,000	556,188

Total US Government Obligations (Cost $2,553,661)		2,609,089

Non-Convertible Corporate Bonds and Notes—13.5%
Federal National Mortgage Assn. Unsec. Nts., 6.50%, 8/15/04
(Cost $395,931,667)	400,000,000	416,563,200

11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

Short-Term Notes—9.7%
American Express Credit Corp., 4.75%, 5/21/01–5/29/01	$111,844,000	$111,498,118

Federal Home Loan Bank, 4.50%, 5/1/01	12,852,000	12,852,000

Federal National Mortgage Assn., 4.79%, 5/9/01	43,848,000	43,804,797

General Electric Capital Services:
4.92%, 5/10/01	15,686,000	15,666,706
4.94%, 5/17/01	23,943,000	23,890,432

General Motors Acceptance Corp., 4.75%, 5/14/01	23,675,000	23,634,391

Household Finance Corp., 4.42%, 5/18/01	11,136,000	11,112,757

Prudential Funding LLC:
4.35%, 5/9/01	25,765,000	25,740,094
4.76%, 6/4/01	32,730,000	32,582,860

Total Short-term Notes (Cost $300,782,155)		300,782,155

Total Investments, at Value (Cost $2,487,745,330)	99.8%	3,081,658,366

Other Assets Net of Liabilities	0.2	5,691,115

Net Assets	100.0%	$3,087,349,481

Footnote to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets
Investments, at value (cost $2,487,745,330)—see accompanying statement	$3,081,658,366

Cash	21,059

Receivables and other assets:
Investments sold	29,926,764
Interest and dividends	6,812,020
Shares of beneficial interest sold	2,917,897
Other	98,552

Total assets	3,121,434,658

Liabilities
Payables and other liabilities:
Investments purchased	27,286,136
Shares of beneficial interest redeemed	5,131,126
Distribution and service plan fees	609,655
Trustees’ compensation	304,003
Transfer and shareholder servicing agent fees	96,719
Other	657,538

Total liabilities	34,085,177

Net Assets	$3,087,349,481

Composition of Net Assets
Par value of shares of beneficial interest	$911,832

Additional paid-in capital	2,503,924,031

Undistributed net investment income	13,250,711

Accumulated net realized loss on investment transactions	(24,650,129)

Net unrealized appreciation on investments	593,913,036

Net Assets	$3,087,349,481

13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited/Continued

April 30, 2001

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
1,382,270,494 and 40,366,393 shares of beneficial interest outstanding)	$34.24
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)	$36.33

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,371,621,633
and 40,900,918 shares of beneficial interest outstanding)	$33.54

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $287,124,692
and 8,565,059 shares of beneficial interest outstanding)	$33.52

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,022
and 29.869 shares of beneficial interest outstanding)	$34.22

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $46,331,640 and 1,350,822 shares of beneficial interest outstanding)	$34.30

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income
Interest	$24,798,430

Dividends (net of foreign withholding taxes of $2,109)	16,377,082

Total income	41,175,512

Expenses
Management fees	13,160,731

Distribution and service plan fees:
Class A	2,753,038
Class B	6,795,324
Class C	1,405,040

Transfer and shareholder servicing agent fees:
Class A	922,584
Class B	1,110,133
Class C	233,513
Class Y	40,773

Shareholder reports	434,354

Trustees’ compensation	38,798

Custodian fees and expenses	17,549

Other	613,440

Total expenses	27,525,277
Less expenses paid indirectly	(8,123)

Net expenses	27,517,154

Net Investment Income	13,658,358

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(3,474,461)

Net change in unrealized appreciation on investments	171,347,004

Net realized and unrealized gain	167,872,543

Net Increase in Net Assets Resulting from Operations	$181,530,901

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	April 30, 2001	October 31,
	(Unaudited)	2000

Operations
Net investment income	$13,658,358	$37,809,786

Net realized gain (loss)	(3,474,461)	342,221,019

Net change in unrealized appreciation (depreciation)	171,347,004	(363,469,820)

Net increase in net assets resulting from operations	181,530,901	16,560,985

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(20,887,463)	(8,890,623)
Class B	(13,318,291)	—
Class C	(2,835,364)	—
Class N	—	—
Class Y	(834,807)	(549,645)

Distributions from net realized gain:
Class A	(119,859,305)	(209,173,343)
Class B	(128,333,051)	(230,006,058)
Class C	(26,426,237)	(49,963,441)
Class N	—	—
Class Y	(3,674,627)	(6,261,854)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	115,138,567	(291,217,948)
Class B	40,208,325	(348,902,559)
Class C	12,716,181	(90,356,233)
Class N	1,000	—
Class Y	8,229,369	(8,444,749)

Net Assets
Total increase (decrease)	41,655,198	(1,227,205,468)

Beginning of period	3,045,694,283	4,272,899,751

End of period (including undistributed net investment
income of $13,250,711 and $37,468,278, respectively)	$3,087,349,481	$3,045,694,283

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2001 (Unaudited)	2000	1999	1998		1997		Year Ended Oct. 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$36.04	$39.96	$36.44	$35.62		$29.89		$24.59

Income from investment operations:
Net investment income	.20	.59	.22	.31		.16		.10
Net realized and unrealized gain	1.88	.34	5.46	1.72		6.46		5.62

Total income from investment operations	2.08	.93	5.68	2.03		6.62		5.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.20)	(.31)	(.18)		(.11)		(.13)
Distributions from net realized gain	(3.30)	(4.65)	(1.85)	(1.03)		(.78)		(.29)

Total dividends and/or distributions
to shareholders	(3.88)	(4.85)	(2.16)	(1.21)		(.89)		(.42)

Net asset value, end of period	$34.24	$36.04	$39.96	$36.44		$35.62		$29.89

Total Return, at Net Asset Value[2]	6.34%	2.82%	16.31%	5.83%		22.66%		23.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,382,270	$1,325,552	$1,820,497	$2,026,959		$1,839,482		$897,493

Average net assets (in thousands)	$1,333,205	$1,486,116	$1,894,250	$2,070,927		$1,399,186		$609,303

Ratios to average net assets:[3]
Net investment income	1.23%	1.42%	0.50%	0.85%		0.67%		0.64%
Expenses	1.50%	1.53%	1.57%	1.54%	[4]	1.54%	[4]	1.62%	[4]

Portfolio turnover rate	24%	63%	47%	45%		30%		25%
1.	On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIALHIGHLIGHTSContinued
	Six Months							Year
	Ended							Ended
	April 30, 2001							Oct. 31,
Class B	(Unaudited)	2000	1999	1998		1997		1996[1]

Per Share Operating Data
Net asset value, beginning of period	$35.25	$39.19	$35.79	$35.05		$29.49		$24.33

Income (loss) from investment operations:
Net investment income (loss)	.11	.32	(.02)	.13		.06		.05
Net realized and unrealized gain	1.82	.39	5.41	1.68		6.31		5.47

Total income from investment operations	1.93	.71	5.39	1.81		6.37		5.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	—	(.14)	(.04)		(.03)		(.07)
Distributions from net realized gain	(3.30)	(4.65)	(1.85)	(1.03)		(.78)		(.29)

Total dividends and/or distributions
to shareholders	(3.64)	(4.65)	(1.99)	(1.07)		(.81)		(.36)

Net asset value, end of period	$33.54	$35.25	$39.19	$35.79		$35.05		$29.49

Total Return, at Net Asset Value[2]	6.02%	2.23%	15.72%	5.29%		22.05%		22.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,371,622	$1,393,095	$1,969,529	$1,996,142		$1,706,258		$718,506

Average net assets (in thousands)	$1,371,478	$1,585,561	$1,986,358	$1,976,134		$1,238,673		$426,358

Ratios to average net assets:[3]
Net investment income (loss)	0.63%	0.82%	(0.03)%	0.35%		0.17%		0.12%
Expenses	2.11%	2.13%	2.10%	2.04%	[4]	2.03%	[4]	2.14%	[4]

Portfolio turnover rate	24%	63%	47%	45%		30%		25%

1.	On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with alldividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Six Months					Year
	Ended					Ended
April 30, 2001						Oct. 31,
Class C	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$35.24	$39.17	$35.75	$35.01	$29.45	$24.31

Income (loss) from investment operations:
Net investment income (loss)	.11	.35	(.01)	.13	.06	.06
Net realized and unrealized gain	1.82	.37	5.40	1.68	6.30	5.44

Total income from investment operations	1.93	.72	5.39	1.81	6.36	5.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	—	(.12)	(.04)	(.02)	(.07)
Distributions from net realized gain	(3.30)	(4.65)	(1.85)	(1.03)	(.78)	(.29)

Total dividends and/or distributions
to shareholders	(3.65)	(4.65)	(1.97)	(1.07)	(.80)	(.36)

Net asset value, end of period	$33.52	$35.24	$39.17	$35.75	$35.01	$29.45

Total Return, at Net Asset Value[2]	6.02%	2.26%	15.74%	5.29%	22.05%	22.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$287,125	$287,103	$428,182	$475,510	$433,785	$181,066

Average net assets (in thousands)	$283,596	$336,213	$448,383	$487,222	$316,280	$105,445

Ratios to average net assets:[3]
Net investment income (loss)	0.63%	0.86%	(0.02)%	0.35%	0.17%	0.12%
Expenses	2.11%	2.08%	2.08%	2.04%[4]	2.04%[4]	2.14%[4]

Portfolio turnover rate	24%	63%	47%	45%	30%	25%
1.	On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N (Unaudited) Period Ended April 30, 2001[1]

Per Share Operating Data
Net asset value, beginning of period	$33.48

Income from investment operations:
Net investment income	.01
Net realized and unrealized gain	.73

Total income from investment operations	.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$34.22

Total Return, at Net Asset Value[2]	2.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3]
Net investment income	0.00%
Expenses	0.94%

Portfolio turnover rate	24%

1.	For the period from March 1, 2001 (inception of offering) to April 30, 2001.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (orinception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Six Months				Year
	Ended				Ended
	April 30, 2001				Oct. 31,
Class Y	(Unaudited)	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$36.21	$40.17	$36.64	$35.77	$29.93

Income from investment operations:
Net investment income	.28	.71	.35	.48	.17
Net realized and unrealized gain	1.86	.39	5.48	1.74	5.67

Total income from investment operations	2.14	1.10	5.83	2.22	5.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.75)	(.41)	(.45)	(.32)	—
Distributions from net realized gain	(3.30)	(4.65)	(1.85)	(1.03)	—

Total dividends and/or distributions
to shareholders	(4.05)	(5.06)	(2.30)	(1.35)	—

Net asset value, end of period	$34.30	$36.21	$40.17	$36.64	$35.77

Total Return, at Net Asset Value[2]	6.53%	3.30%	16.74%	6.38%	19.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,332	$39,945	$54,692	$22,843	$15,341

Average net assets (in thousands)	$42,995	$43,926	$41,178	$20,347	$6,108

Ratios to average net assets:[3]
Net investment income	1.57%	1.87%	0.98%	1.39%	1.30%
Expenses	1.13%	1.07%	1.14%	1.00%[4]	0.91%[4]

Portfolio turnover rate	24%	63%	47%	45%	30%

1.	For the period from December 16,1996 (inception of offering) to October 31,1997.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek growth of capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2001, a credit of $26,488 was made for the Fund’s projected benefit obligations and payments of $6,715 were made to retired trustees, resulting in an accumulated liability of $285,209 as of April 30, 2001.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2001[1]		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	4,303,244	$145,163,830	7,510,230	$258,452,757
Dividends and/or
distributions reinvested	4,060,615	132,010,715	6,049,732	209,562,575
Redeemed	(4,772,487)	(162,035,978)	(22,340,569)	(759,233,280)

Net increase (decrease)	3,591,372	$115,138,567	(8,780,607)	$(291,217,948)

Class B
Sold	1,674,304	$55,211,987	3,198,691	$108,472,452
Dividends and/or
distributions reinvested	4,061,597	129,646,179	6,410,646	218,351,091
Redeemed	(4,360,856)	(144,649,841)	(20,337,357)	(675,726,102)

Net increase (decrease)	1,375,045	$40,208,325	(10,728,020)	$(348,902,559)

Class C
Sold	503,322	$16,582,465	1,009,406	$34,298,800
Dividends and/or
distributions reinvested	805,511	25,703,865	1,400,221	47,663,530
Redeemed	(889,742)	(29,570,149)	(5,193,944)	(172,318,563)

Net increase (decrease)	419,091	$12,716,181	(2,784,317)	$(90,356,233)

Class N
Sold	29.869	$1,000	—	$—
Dividends and/or
distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	29.869	$1,000	—	$—

Class Y
Sold	286,941	$9,702,036	351,312	$12,049,286
Dividends and/or
distributions reinvested	138,666	4,509,433	196,523	6,811,498
Redeemed	(177,913)	(5,982,100)	(806,246)	(27,305,533)

Net increase (decrease)	247,694	$8,229,369	(258,411)	$(8,444,749)

1. For the six months ended April 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.

24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $736,005,396 and $640,877,199, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 0.88%, before any waiver by the Manager if applicable.

Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 2001, the Manager paid $4,279,600 to the Sub-Advisor.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-end Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

April 30, 2001	$1,057,969	$246,508	$338,611	$1,369,489	$112,027	$—

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2001	$22,201	$1,117,625	$13,851	$—

25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued
     The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Trustees can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $2,753,038 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $143,213 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

			Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class

	Total Payments Under Plan	Amount Retained by Distributor

Class B Plan	$6,795,324	$5,187,751	$14,805,895	1.08%
Class C Plan	1,405,040	96,305	4,722,078	1.64
Class N Plan	—	—	—	—

5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

A Series of Oppenheimer Quest For Value Funds

Officers and Trustees	Bridget A. Macaskill, President and Chairman of the Board of Trustees
Paul Y. Clinton, Trustee
Thomas W. Courtney, Trustee
Robert G. Galli, Trustee
Lacy B. Herrmann, Trustee
Brian Wruble, Trustee
O. Leonard Darling, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Sub-Advisor	OpCap Advisors

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of	Citibank, N.A.
Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

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